Exhibit 10.3

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into on February 21, 2024, by and among QT Imaging, Inc., a Delaware corporation (the “Company”), GigCapital5, Inc., a Delaware corporation (“SPAC”), and the undersigned subscriber (“Subscriber”).

WHEREAS, the Company, SPAC and QTI Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of SPAC (“Merger Sub”), have entered into that certain Business Combination Agreement, dated as of December 8, 2022, as amended by the First Amendment to Business Combination Agreement, dated as of May 5, 2023, the Second Amendment to Business Combination Agreement, dated as of September 21, 2023, the Third Amendment to Business Combination Agreement, dated as of November 10, 2023, the Fourth Amendment to Business Combination Agreement, dated as of November 22, 2023, and the Fifth Amendment to Business Combination Agreement, dated as of February 2, 2024 (as may be further amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), pursuant to which, and subject to the approval of the stockholders of SPAC, Merger Sub will merge with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of SPAC (the “Merger” and, together with the other transactions contemplated by the Business Combination Agreement and any other agreement executed and delivered in connection therewith, the “Transactions”), and following the closing of the Merger, SPAC, which will be renamed “QT Imaging Holdings, Inc.”, will be referred to as the “Combined Company”;

WHEREAS, pursuant to the terms of the Business Combination Agreement, the SPAC filed with the U.S. Securities and Exchange Commission (the “Commission” or “SEC”) a registration statement on Form S-4 (as amended or supplemented from time to time, the “Business Combination Registration Statement”), pursuant to which at the closing of the Transactions, the common stock of the Company, par value $0.001 per share (the “Common Stock”) will be exchanged in a registered offering for shares of the common stock of the SPAC, par value $0.0001 per share (the “SPAC Common Stock”) (such shares of SPAC Common Stock to be issued in exchange for the shares of Common Stock, collectively, the “Exchange Securities”);

WHEREAS, the Company and Subscriber are executing and delivering this Subscription Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the Commission under the 1933 Act;

WHEREAS, in connection with the Transactions, the Subscriber and SPAC entered into that certain engagement letter, dated as of February 23, 2023 and as amended on March 15, 2023 (the “Engagement Letter”), pursuant to which Subscriber provided certain investment banking services to SPAC in connection with the Transactions for which an aggregate of $600,000 in fees is due to Subscriber upon the consummation of the Transactions; and

WHEREAS, pursuant to this Subscription Agreement, and in full satisfaction of the amounts due to Subscriber upon the consummation of the Transactions pursuant to its engagement by SPAC as set forth in the Engagement Letter, Subscriber shall receive from the Company, immediately prior to the consummation of the Transactions, that number of shares of Common Stock equal to the result of (x) 240,000 divided by (y) the Exchange Ratio (as defined in the Business Combination Agreement), as set forth on the signature page hereto (the “Subscribed Shares”), all on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

Section 1. Subscription. Subject to the terms and conditions hereof, Subscriber hereby agrees, at the Closing (as defined below), to irrevocably subscribe for and receive from the Company, and the Company hereby agrees to issue to Subscriber, the Subscribed Shares (such subscription and issuance, the “Subscription”).

Section 2. [Reserved.]

Section 3. Closing.

(a) The consummation of the Subscription contemplated hereby (the “Closing”) shall occur on the closing date of the Transactions (the “Closing Date”), substantially concurrently with and immediately prior to the consummation of the Transactions and subject to the terms and conditions of this Subscription Agreement.

(b) At least five (5) Business Days before the anticipated Closing Date, the Company shall deliver written notice to Subscriber (the “Closing Notice”) specifying the anticipated Closing Date. Upon satisfaction (or, if applicable, waiver) of the conditions set forth in this Section 3, the Company shall issue to Subscriber (i) on the Closing Date, the Subscribed Shares in book entry form, free and clear of any liens or other restrictions (other than those arising under this Subscription Agreement or applicable securities laws), in the name of Subscriber (or its nominee or custodian in accordance with its delivery instructions), and (ii) as promptly as practicable after the Closing, evidence of the issuance to Subscriber of the Subscribed Shares on and as of the Closing Date. Furthermore, upon the consummation of the Transactions, (x) the Subscribed Shares shall be exchanged into shares of SPAC Common Stock in accordance with the terms of the Business Combination Agreement and (y) the amounts due to Subscriber as described in the recitals hereto shall be deemed satisfied in full and neither the Company nor SPAC shall owe any further amounts to Subscriber.

(c) In the event that the consummation of the Transactions does not occur, the issuance of the Subscribed Shares by the Company to Subscriber shall be rescinded and the parties shall have no further obligation to consummate the Subscription contemplated by this Subscription Agreement. For the avoidance of doubt, in no event shall the Company or SPAC be obligated to issue any securities to Subscriber in the event that the consummation of the Transactions does not occur. For the purposes of this Subscription Agreement, “Business Day” means a day, other than a Saturday or Sunday, on which commercial banks in New York, New York are open for the general transaction of business.

(d) The obligations of Subscriber and the Company to consummate, or cause to be consummated, the transactions contemplated by this Subscription Agreement (including the Closing) are subject to the satisfaction or, if permitted by applicable law, waiver by the parties hereto, of the conditions that, on the Closing Date:

(i)

no suspension of the listing of the SPAC Common Stock on the Nasdaq Stock Market (the “Stock Exchange”), or, to the Company’s knowledge, initiation or threatening of any proceedings for any of such purposes, shall have occurred;

(ii)

the Business Combination Registration Statement shall have been declared effective by the Commission, the Business Combination Registration Statement shall have registered all of the Exchange Securities to be exchanged for the Subscribed Shares, and there shall have been no issuance by the Commission of any stop order suspending the effectiveness of the Business Combination Registration Statement or the initiation of any proceedings for such purpose;

(iii)

all conditions precedent to the closing of the Transactions set forth in Article 8 of the Business Combination Agreement shall have been satisfied (as determined by the parties to the Business Combination Agreement) or waived in writing by the person with the authority to make such waiver (other than those conditions which, by their nature, are to be satisfied at the closing of the Transactions pursuant to the Business Combination Agreement, but subject to the satisfaction of such conditions at such closing), and the closing of the Transactions shall be scheduled to occur concurrently with and immediately following the Closing; and

(iv)

no order or law issued by any court of competent jurisdiction or other governmental entity or other legal restraint or prohibition preventing the consummation of the transactions contemplated by this Subscription Agreement (including the Closing) shall be in effect.

(e) The obligations of the Company to consummate, or cause to be consummated, the transactions contemplated by this Subscription Agreement (including the Closing) are subject to the satisfaction or, if permitted by applicable law, waiver by the Company of the additional conditions that, on the Closing Date:

(i)

The representations and warranties of Subscriber shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and Subscriber shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by Subscriber at or prior to the Closing Date; and

(ii)

Subscriber shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing.

(f) The obligations of Subscriber to consummate, or cause to be consummated, the transactions contemplated by this Subscription Agreement (including the Closing) are subject to the satisfaction or, if permitted by applicable law, waiver by Subscriber of the additional conditions that, on the Closing Date:

(i)

each and every representation and warranty of the Company and SPAC shall be true and correct as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and each of the Company and SPAC shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company and SPAC, as applicable, at or prior to the Closing Date; and

(ii)

there shall have been no amendment or modification to the Business Combination Agreement after the date hereof that materially and adversely affects the Company or SPAC or the Subscriber’s investment in the Company or SPAC, other than amendments, waivers or modifications as expressly contemplated by and included in the terms of the Business Combination Agreement as of the date of its execution.

(g) Prior to or at the Closing, Subscriber shall deliver to the Company all such other information as is reasonably requested in order for the Company to issue the Subscribed Shares to Subscriber, including, without limitation, the legal name of the person in whose name the Subscribed Shares are to be issued (or Subscriber’s nominee in accordance with its delivery instructions) and a duly completed and executed Internal Revenue Service Form W-9 or appropriate Form W-8.

Section 4. Company and SPAC Representations and Warranties. The Company and SPAC each, severally and not jointly, represents and warrants to the Subscriber that, as of the date hereof and as of the Closing Date:

(a) Organization and Qualification. Each of the Company, SPAC and their respective Subsidiaries (as defined below) are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authority to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. Each of the Company, SPAC and each of their respective Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect (as defined below). As used in this Subscription Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company, the SPAC or any of their respective Subsidiaries, individually or taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents or any other agreements or instruments to be entered into in connection herewith or therewith or (iii) the authority or ability of the Company, the SPAC or any of their respective Subsidiaries to perform any of their respective obligations under any of the Transaction Documents (as defined below). Other than the Persons (as defined below) set forth on Schedule 4(a), the Company and SPAC have no Subsidiaries. No Subsidiary of the Company owns any Intellectual Property that is material to the Company’s business or any other material assets. “Subsidiaries” means any Person in which the Company or the SPAC, as applicable, directly or indirectly, (I) owns any of the outstanding capital stock or holds any equity or similar interest of such Person or (II) controls or operates all or any part of the business, operations or administration of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary.”

(b) Authorization; Enforcement; Validity. The Company and SPAC each has the requisite power and authority to enter into and perform its obligations under this Subscription Agreement and the other Transaction Documents and the Company has the requisite power and authority to issue the Subscribed Shares in accordance with the terms hereof and thereof. The execution and delivery of this Subscription Agreement and the other Transaction Documents by the Company and the SPAC, and the consummation by the Company and the SPAC of the transactions contemplated hereby and thereby (including, without limitation, the issuance by the Company of the Subscribed Shares) have been duly authorized by the Company’s board of directors and SPAC’s board of directors, respectively, and (other than the filing with the SEC of the Business Combination Registration Statement, a Form D with the SEC and any other filings as may be required by any state securities agencies) no further filing, consent or authorization is required by the Company, the SPAC, their respective Subsidiaries, or their respective boards of directors or their stockholders or other governing body. This Subscription Agreement has been, and the other Transaction Documents to which it is a party will be prior to the Closing, duly executed and delivered by the Company and SPAC and each constitutes the legal, valid and binding obligations of the Company and SPAC, respectively, enforceable against the Company and SPAC in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. “Transaction Documents” means, collectively, this Subscription Agreement, the Irrevocable Transfer Agent Instructions (as defined below) and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.

(c) Issuance of Subscribed Shares. The issuance of the Subscribed Shares is duly authorized and upon issuance in accordance with the terms of the Transaction Documents shall be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances (collectively “Liens”) with respect to the issuance thereof. As of the Closing, the Company shall have reserved from its duly authorized capital stock not less than the number of shares sufficient to cover the issuance of Subscribed Shares. The Subscribed Shares, when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights or Liens with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Subject to the accuracy of the representations and warranties of Subscriber in this Subscription Agreement, the offer and issuance by the Company of the Subscribed Shares is exempt from registration under the 1933 Act.

(d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and SPAC and the consummation by the Company and SPAC of the transactions contemplated hereby and thereby (including, without limitation, the issuance by the Company of the Subscribed Shares) will not (i) result in a violation of the Certificate of Incorporation (as defined below) (including, without limitation, any certificate of designation contained therein), Bylaws (as defined below), certificate of formation, memorandum of association, articles of association, bylaws or other organizational documents of the Company or the SPAC, or any capital stock or other securities of the Company or the SPAC, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or SPAC is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, foreign, federal and state securities laws and regulations and the rules and regulations of the Nasdaq Global Market LLC (the “Principal Market”) and including all applicable foreign, federal and state laws, rules and regulations) applicable to the Company or SPAC or by which any property or asset of the Company or the SPAC is bound or affected.

(e) Consents. Neither the Company, nor SPAC, nor any of their respective Subsidiaries, is required to obtain any consent from, authorization or order of, or make any filing or registration with (other than the filing with the SEC of the Business Combination Registration Statement, a Form D with the SEC and any other filings as may be required by any state securities agencies), any Governmental Entity (as defined below) or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company, SPAC or any of their respective Subsidiaries is required to obtain pursuant to the preceding sentence have been or will be obtained or effected on or prior to the Closing Date, and neither the Company, nor SPAC, nor any of their respective Subsidiaries, is aware of any facts or circumstances which might prevent the Company, SPAC or any of their respective Subsidiaries from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.

(f) Acknowledgment Regarding Subscriber’s Purchase of the Subscribed Shares. The Company and SPAC each acknowledges and agrees that Subscriber is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that Subscriber is not (i) an officer or director of the Company or SPAC, (ii) an “affiliate” (as defined in Rule 144) of the Company or (iii) to its knowledge, a “beneficial owner” of more than 10% of the shares of Common Stock of the Company (as defined for purposes of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “1934 Act”)). The Company and SPAC each further represents to Subscriber that the Company’s and SPAC’s decision to enter into the Transaction Documents to which it is a party has been based solely on the independent evaluation by the Company, SPAC and their respective representatives.

(g) No General Solicitation; Placement Agent’s Fees. Neither the Company, nor any of its Subsidiaries or affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Subscribed Shares. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for Persons engaged by Subscriber or its investment advisor) relating to or arising out of the transactions contemplated hereby. The Company shall pay and hold Subscriber harmless against, any liability, loss or expense (including, without limitation, attorney’s fees and out-of-pocket expenses) arising in connection with any such claim. Neither the Company, nor SPAC, nor any of their respective Subsidiaries has engaged any placement agent or other agent in connection with the offer or sale of the Subscribed Shares.

(h) No Integrated Offering. None of the Company, SPAC or their respective Subsidiaries or any of their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Subscribed Shares under the 1933 Act, whether through integration with prior offerings or otherwise, or cause this offering of the Subscribed Shares to require approval of stockholders of the Company or stockholders of SPAC for purposes of the 1933 Act or under any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company or SPAC are listed or designated for quotation. None of the Company, SPAC or any of their Subsidiaries, their affiliates nor any Person acting on their behalf will take any action or steps that would cause the offering of any of the Subscribed Shares to be integrated with other offerings of securities of the Company.

(i) [Reserved.]

(j) Application of Takeover Protections; Rights Agreement. The Company, SPAC and their respective boards of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, poison pill (including, without limitation, any distribution under a rights agreement), stockholder rights plan or other similar anti-takeover provision under the Certificate of Incorporation, Bylaws or other organizational documents or the laws of the jurisdiction of its incorporation or otherwise which is or could become applicable to Subscriber as a result of the transactions contemplated by this Subscription Agreement, including, without limitation, the Company’s issuance of the Subscribed Shares and Subscriber’s ownership of the Subscribed Shares. The Company, SPAC and their respective boards of directors have taken all necessary action, if any, in order to render inapplicable any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of shares of Common Stock or a change in control of the Company or any of its Subsidiaries.

(k) SEC Documents; Financial Statements. The Company has delivered or has made available to Subscriber or their respective representatives true, correct and complete copies of each of the reports, schedules, forms, proxy statements, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof and all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”) not available on the EDGAR system. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company and SPAC included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company and SPAC as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). The reserves, if any, established by the Company or the lack of reserves, if applicable, are reasonable based upon facts and circumstances known by the Company on the date hereof and there are no loss contingencies that are required to be accrued by the Statement of Financial Accounting Standard No. 5 of the Financial Accounting Standards Board which are not provided for by the Company in its financial statements or otherwise. No other information provided by or on behalf of the Company to Subscriber which is not included in the SEC Documents (including, without limitation, information referred to in Section 3(g) of this Subscription Agreement or in the disclosure schedules to this Subscription Agreement) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made. The Company and SPAC are not currently contemplating to amend or restate any of the financial statements (including, without limitation, any notes or any letter of the independent accountants of the Company with respect thereto) included in the SEC Documents (with respect to each of the Company and SPAC, the “Financial Statements”), nor is the Company currently aware of facts or circumstances which would require the Company to amend or restate any of the Financial Statements, in each case, in order for any of the Financials Statements to be in compliance with GAAP and the rules and regulations of the SEC. Neither the Company nor SPAC has been informed by its independent accountants that they recommend that the Company or SPAC amend or restate any of the Financial Statements or that there is any need for the Company or SPAC to amend or restate any of the Financial Statements.

(l) Absence of Certain Changes. Since the date of the Company’s and SPAC’s most recent audited financial statements contained in the Business Combination Registration Statement, there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations (including results thereof), condition (financial or otherwise) or prospects of the Company, SPAC or any of their respective Subsidiaries. Since the date of the Company’s and SPAC’s most recent audited financial statements contained in a Business Combination Registration Statement, neither the Company, nor SPAC, nor any of their respective Subsidiaries has (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, outside of the ordinary course of business or (iii) made any capital expenditures, individually or in the aggregate, outside of the ordinary course of business. Neither the Company, SPAC, nor any of their respective Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company, SPAC or any of their respective Subsidiaries have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company, SPAC and their respective Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below). For purposes of this Section 4(l), “Insolvent” means, (i) with respect to the Company, SPAC and their respective Subsidiaries, on a consolidated basis, (A) the present fair saleable value of the Company’s, SPAC’s and their respective Subsidiaries’ assets is less than the amount required to pay the Company’s, SPAC’s, and their respective Subsidiaries’ total Indebtedness (as defined below), (B) the Company, SPAC and their respective Subsidiaries are unable to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) the Company, SPAC and their respective Subsidiaries intend to incur or believe that they will incur debts that would be beyond their ability to pay as such debts mature; and (ii) with respect to the Company, SPAC and each Subsidiary, individually, (A) the present fair saleable value of the Company’s, SPAC’s or such Subsidiary’s (as the case may be) assets is less than the amount required to pay its respective total Indebtedness, (B) the Company, SPAC or such Subsidiary (as the case may be) is unable to pay its respective debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) the Company, SPAC or such Subsidiary (as the case may be) intends to incur or believes that it will incur debts that would be beyond its respective ability to pay as such debts mature. Neither the Company, nor SPAC, nor any of their respective Subsidiaries has engaged in any business or in any transaction, and is not about to engage in any business or in any transaction, for which the Company’s, SPAC’s or such Subsidiary’s remaining assets constitute unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

(m) No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist or occur with respect to the Company, SPAC, any of their respective Subsidiaries or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise), that (i) would be required to be disclosed by the Company or SPAC under applicable securities laws and which has not been publicly announced, (ii) could have a material adverse effect on Subscriber’s investment hereunder or (iii) could have a Material Adverse Effect.

(n) Conduct of Business; Regulatory Permits. Neither the Company, nor SPAC nor any of their respective Subsidiaries is in violation of any term of or in default under its Certificate of Incorporation, any certificate of designation, preferences or rights of any other outstanding series of preferred stock of the Company, SPAC or any of their Subsidiaries or Bylaws or their organizational charter, certificate of formation, memorandum of association, articles of association, Certificate of Incorporation or certificate of incorporation or bylaws, respectively. Neither the Company, nor SPAC nor any of their respective Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company, SPAC or any of their respective Subsidiaries, and neither the Company, nor SPAC nor any of their respective Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for possible violations which could not, individually or in the aggregate, have a Material Adverse Effect. Without limiting the generality of the foregoing, each of the Company and SPAC has no knowledge of any facts or circumstances that could reasonably lead to failure to list the Exchange Securities on the Principal Market upon consummation of the Transactions on the Principal Market. The Company, SPAC and each of their respective Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company, nor SPAC nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit. There is no agreement, commitment, judgment, injunction, order or decree binding upon the Company, SPAC or any of their respective Subsidiaries or to which the Company, SPAC or any of their respective Subsidiaries is a party which has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company, SPAC or any of their respective Subsidiaries, any acquisition of property by the Company, SAC or any of their respective Subsidiaries or the conduct of business by the Company, SPAC or any of their respective Subsidiaries as currently conducted other than such effects, individually or in the aggregate, which have not had and would not reasonably be expected to have a Material Adverse Effect on the Company, SPAC or any of their respective Subsidiaries.

(o) Foreign Corrupt Practices. Neither the Company, nor SPAC, nor any of their respective Subsidiaries or any director, officer, agent, employee, nor any other person acting for or on behalf of the foregoing (individually and collectively, a “Company Affiliate”) have violated the U.S. Foreign Corrupt Practices Act (the “FCPA”) or any other applicable anti-bribery or anti-corruption laws, nor has any Company Affiliate offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value, to any officer, employee or any other person acting in an official capacity for any Governmental Entity to any political party or official thereof or to any candidate for political office (individually and collectively, a “Government Official”) or to any person under circumstances where such Company Affiliate knew or was aware of a high probability that all or a portion of such money or thing of value would be offered, given or promised, directly or indirectly, to any Government Official, for the purpose of:

(i) (A) influencing any act or decision of such Government Official in his/her official capacity, (B) inducing such Government Official to do or omit to do any act in violation of his/her lawful duty, (C) securing any improper advantage, or (D) inducing such Government Official to influence or affect any act or decision of any Governmental Entity, or

(ii) assisting the Company, SPAC or their respective Subsidiaries in obtaining or retaining business for or with, or directing business to, the Company, SPAC or their respective Subsidiaries.

(p) Sarbanes-Oxley Act. Except as disclosed in the Business Combination Registration Statement, the Company, SPAC and each of their respective Subsidiaries is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, and any and all applicable rules and regulations promulgated by the SEC thereunder.

(q) Transactions With Affiliates. Except as disclosed in the Business Combination Registration Statement, no current or former employee, partner, director, officer or stockholder (direct or indirect) of the Company, SPAC or their respective Subsidiaries, or any associate, or, to the knowledge of the Company or SPAC, any affiliate of any thereof, or any relative with a relationship no more remote than first cousin of any of the foregoing, is presently, or has ever been, (i) a party to any transaction with the Company, SPAC or their respective Subsidiaries (including any contract, agreement or other arrangement providing for the furnishing of services by, or rental of real or personal property from, or otherwise requiring payments to, any such director, officer or stockholder or such associate or affiliate or relative Subsidiaries (other than for ordinary course services as employees, officers or directors of the Company, SPAC or any of their respective Subsidiaries)) or (ii) the direct or indirect owner of an interest in any corporation, firm, association or business organization which is a competitor, supplier or customer of the Company, SPAC or their respective Subsidiaries (except for a passive investment (direct or indirect) in less than 5% of the common stock of a company whose securities are traded on or quoted through the Principal Market, The New York Stock Exchange, the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market

or the Nasdaq Global Select Market), nor does any such Person receive income from any source other than the Company, SPAC or their respective Subsidiaries which relates to the business of the Company, SPAC or their respective Subsidiaries or should properly accrue to the Company, SPAC or their respective Subsidiaries. Except as disclosed in the Business Combination Registration Statement, no employee, officer, stockholder or director of the Company, SPAC or any of their respective Subsidiaries or member of his or her immediate family is indebted to the Company, SPAC or their respective Subsidiaries, as the case may be, nor is the Company, SPAC or any of their respective Subsidiaries indebted (or committed to make loans or extend or guarantee credit) to any of them, other than (i) for payment of salary for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of the Company or SPAC, and (iii) for other standard employee benefits made generally available to all employees or executives (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company or the board of directors of SPAC).

(r) Equity Capitalization.

(i)	Definitions:

(A) “Preferred Stock” means (x) the Company’s shares of preferred stock, $0.001 par value per share, the terms of which may be designated by the board of directors of the Company in a certificate of designations and (y) any capital stock into which such preferred stock shall have been changed or any share capital resulting from a reclassification of such preferred stock (other than a conversion of such preferred stock into Common Stock in accordance with the terms of such certificate of designations).

(ii) Authorized and Outstanding Capital Stock. As of the date hereof, the authorized capital stock of the Company consists of (A) 100,000,000 shares of Common Stock, of which, 27,941,290 are issued and outstanding and 1,864,616 shares are reserved for issuance pursuant to Convertible Securities (as defined below) (such amounts do not include the Common Stock subscribed for by certain other subscribers pursuant to those certain stock subscription agreements, dated as of November 10, 2023 and December 10, 2023, each by and among the Company, SPAC and the subscribers set forth on the signature pages thereto, and any other securities that have been agreed to be issued in connection with the Transactions) exercisable or exchangeable for, or convertible into, shares of Common Stock and (B) 10,000,000 shares of Preferred Stock, none of which are issued and outstanding. No shares of Common Stock are held in the treasury of the Company. “Convertible Securities” means any capital stock or other security of the Company or any of its Subsidiaries that is at any time and under any circumstances directly or indirectly convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any capital stock or other security of the Company (including, without limitation, Common Stock) or any of its Subsidiaries.

(iii) Valid Issuance; Available Shares. All of such outstanding shares set forth in Section 4(r)(ii) are duly authorized and have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Schedule 4(r)(iii) sets forth the number of shares of Common Stock that are, as of the date hereof, owned by holders of at least 10% of the Company’s issued and outstanding Common Stock.

(iv) Existing Securities; Obligations. Except as disclosed in the Business Combination Registration Statement: (A) none of the Company’s, SPAC’s or any of their respective Subsidiaries’ shares, interests or capital stock is subject to preemptive rights or any other similar rights or Liens suffered or permitted by the Company, SPAC or any of their respective Subsidiaries; (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company, SPAC or any of their respective Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company, SPAC or any of their respective Subsidiaries is or may become bound to issue additional shares, interests or capital stock of the Company, SPAC or any of their respective Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company, SPAC or any of their respective Subsidiaries; (C) there are no agreements or arrangements under which the Company, SPAC or any of their respective Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except pursuant to this Subscription Agreement, any other agreements pursuant to which the Company or SPAC has agreed to issue securities in connection with the Transactions and the Registration Rights Agreements of SPAC which are disclosed to the Commission); (D) there are no outstanding securities or instruments of the Company, SPAC or any of their respective Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company, SPAC or any of their respective Subsidiaries is or may become bound to redeem a security of the Company, SPAC or any of their respective Subsidiaries; (E) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Subscribed Shares; and (F) neither the Company, nor SPAC nor any of their respective Subsidiaries has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement.

(v) Organizational Documents. The Company has furnished to Subscriber true, correct and complete copies of the Company’s Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s bylaws, as amended and as in effect on the date hereof (the “Bylaws”), and the terms of all Convertible Securities and the material rights of the holders thereof in respect thereto.

(s) Indebtedness and Other Contracts. Neither the Company, nor the SPAC (except to the extent otherwise provided in any report, schedule, form, proxy statement, statement or other document filed by the SPAC with the SEC pursuant to the 1933 Act or the reporting requirements of the 1934 Act (collectively, the “SPAC’s SEC Documents”)) nor any of their respective Subsidiaries, (i) except as disclosed on Schedule 4(s), has any outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company, SPAC or any of their respective Subsidiaries or by which the Company, SPAC or any of their respective Subsidiaries is or may become bound, (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, (iii) except as disclosed on Schedule 4(s), has any financing statements securing obligations in any amounts filed in connection with the Company, SPAC or any of their respective Subsidiaries; (iv) is in violation of any term of, or in default under, any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (v) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s or SPAC’s officers, as applicable, has or is expected to have a Material Adverse Effect. Neither the Company, nor SPAC nor any of their respective Subsidiaries have any liabilities or obligations required to be disclosed in the SEC Documents (for the Company) or the SPAC’s SEC Documents (for the SPAC) which are not so disclosed in the SEC Documents or SPAC’s SEC Documents, respectively, other than those incurred in the ordinary course of the Company’s, SPAC’s or their respective Subsidiaries’ respective businesses and which, individually or in the aggregate, do not or could not have a Material Adverse Effect. For purposes of this Subscription Agreement: (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with GAAP) (other than trade payables entered into in the ordinary course of business consistent with past practice), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations (as defined below) in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; and (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

(t) Litigation. There is no action, suit, arbitration, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, other Governmental Entity, self-regulatory organization or body pending or, to the knowledge of the Company or SPAC, threatened against or affecting the Company, SPAC or any of their respective Subsidiaries, the Common Stock, the SPAC Common Stock, or any of the Company’s, SPAC’s or its Subsidiaries’ officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such, except as set forth in Schedule 4(t). No director, officer or employee of the Company, SPAC or any of their respective Subsidiaries has willfully violated 18 U.S.C. §1519 or engaged in spoliation in reasonable anticipation of litigation. Without limitation of the foregoing, there has not been, and to the knowledge of the Company or SPAC, there is not pending or contemplated, any investigation by the SEC involving the Company, SPAC, any of their respective Subsidiaries or any current or former director or officer of the Company, SPAC or any of their respective Subsidiaries. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or SPAC under the 1933 Act or the 1934 Act. After reasonable inquiry of its employees, each of the Company and SPAC is not aware of any fact which might result in or form the basis for any such action, suit, arbitration, investigation, inquiry or other proceeding. Neither the Company, nor SPAC nor any of their respective Subsidiaries is subject to any order, writ, judgment, injunction, decree, determination or award of any Governmental Entity.

(u) Insurance. The Company, SPAC and each of their respective Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company and management of SPAC each believes to be prudent and customary in the businesses in which the Company, SPAC and their respective Subsidiaries are engaged. Neither the Company, nor SPAC nor any such Subsidiary has been refused any insurance coverage sought or applied for, and neither the Company, nor SPAC nor any such Subsidiary has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(v) Employee Relations. Neither the Company, nor SPAC nor any of their respective Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. The Company, SPAC and their respective Subsidiaries believe that their relations with their employees are good. No executive officer (as defined in Rule 501(f) promulgated under the 1933 Act) or other key employee of the Company, SPAC or any of their respective Subsidiaries has notified the Company, SPAC or any such Subsidiary that such officer intends to leave the Company, SPAC or any such Subsidiary or otherwise terminate such officer’s employment with the Company, SPAC or any such Subsidiary. No current (or former) executive officer or other key employee of the Company, SPAC or any of their respective Subsidiaries is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer or other key employee (as the case may be) does not subject the Company, SPAC or any of their respective Subsidiaries to any liability with respect to any of the foregoing matters. The Company, SPAC and their respective Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(w) Title.

(i) Real Property. Each of the Company and its Subsidiaries holds good title to all real property, leases in real property, facilities or other interests in real property owned or held by the Company or any of its Subsidiaries (the “Real Property”) owned by the Company or any of its Subsidiaries (as applicable). The Real Property is free and clear of all Liens and is not subject to any rights of way, building use restrictions, exceptions, variances, reservations, or limitations of any nature except for (a) Liens for current taxes not yet due and (b) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto. Any Real Property held under lease by the Company or any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or any of its Subsidiaries.

(ii) Fixtures and Equipment. Each of the Company and its Subsidiaries (as applicable) has good title to, or a valid leasehold interest in, the tangible personal property, equipment, improvements, fixtures, and other personal property and appurtenances that are used by the Company or its Subsidiary in connection with the conduct of its business (the “Fixtures and Equipment”). The Fixtures and Equipment are structurally sound, are in good operating condition and repair, are adequate for the uses to which they are being put, are not in need of maintenance or repairs except for ordinary, routine maintenance and repairs and are sufficient for the conduct of the Company’s and/or its Subsidiaries’ businesses (as applicable) in the manner as conducted prior to the Closing. Each of the Company and its Subsidiaries owns all of its Fixtures and Equipment free and clear of all Liens except for (a) liens for current taxes not yet due and (b) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto.

(x) Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, original works of authorship, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted and presently proposed to be conducted. Each of patents owned by the Company or any of its Subsidiaries is listed on Schedule 4(x)(i). Except as set forth in Schedule 4(x)(ii), none of the Company’s Intellectual Property Rights have expired or terminated or have been abandoned or are expected to expire or terminate or are expected to be abandoned, within three years from the date of this Subscription Agreement. The Company does not have any knowledge of any infringement by the Company or its Subsidiaries of Intellectual Property Rights of others. There is no claim, action or proceeding being made or brought, or to the knowledge of the Company or any of its Subsidiaries, being threatened, against the Company or any of its Subsidiaries regarding its Intellectual Property Rights. Neither the Company nor any of its Subsidiaries is aware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.

(y) Environmental Laws.

(i) The Company and its Subsidiaries (A) are in compliance with any and all Environmental Laws (as defined below), (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (A), (B) and (C), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(ii)	No Hazardous Materials:

(A) have been disposed of or otherwise released from any Real Property of the Company or any of its Subsidiaries in violation of any Environmental Laws; or

(B) are present on, over, beneath, in or upon any Real Property or any portion thereof in quantities that would constitute a violation of any Environmental Laws. No prior use by the Company or any of its Subsidiaries of any Real Property has occurred that violates any Environmental Laws, which violation would have a material adverse effect on the business of the Company or any of its Subsidiaries.

(iii) Neither the Company nor any of its Subsidiaries knows of any other person who or entity which has stored, treated, recycled, disposed of or otherwise located on any Real Property any Hazardous Materials, including, without limitation, such substances as asbestos and polychlorinated biphenyls.

(iv) None of the Real Properties are on any federal or state “Superfund” list or Liability Information System (“CERCLIS”) list or any state environmental agency list of sites under consideration for CERCLIS, nor subject to any environmental related Liens.

(z) Subsidiary Rights. The Company and SPAC, or one of their respective Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or SPAC, as applicable, or such Subsidiary.

(aa) Tax Status. The Company, SPAC and each of their respective Subsidiaries (i) has timely made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company, SPAC and their respective

Subsidiaries know of no basis for any such claim. Each of the Company and SPAC is not operated in such a manner as to qualify as a passive foreign investment company, as defined in Section 1297 of the Code. The net operating loss carryforwards (“NOLs”) for United States federal income tax purposes of the consolidated group of which the Company and SPAC is the common parent, if any, shall not be adversely effected by the transactions contemplated hereby. The transactions contemplated hereby do not constitute an “ownership change” within the meaning of Section 382 of the Code, thereby preserving the Company’s and SPAC’s ability to utilize such NOLs.

(bb) Internal Accounting and Disclosure Controls. The Company, SPAC and each of their respective Subsidiaries maintains internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the 1934 Act) that is effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the 1934 Act) that are effective in ensuring that information required to be disclosed by the Company and SPAC in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company or SPAC in the reports that it files or submits under the 1934 Act is accumulated and communicated to each of the Company’s or SPAC’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. Neither the Company, nor SPAC, nor any of their respective Subsidiaries has received any notice or correspondence from any accountant, Governmental Entity or other Person relating to any potential material weakness or significant deficiency in any part of the internal controls over financial reporting of the Company, SPAC or any of their respective Subsidiaries.

(cc) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company, SPAC or any of their respective Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company or SPAC in its 1934 Act filings and is not so disclosed or that otherwise could be reasonably likely to have a Material Adverse Effect.

(dd) Investment Company Status. Each of the Company and SPAC is not, and upon consummation of the sale of the Subscribed Shares will not be, an “investment company,” an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

(ee) Acknowledgement Regarding Subscriber’s Trading Activity. It is understood and acknowledged by the Company and SPAC that (i) following the public disclosure of the transactions contemplated by the Transaction Documents, in accordance with the terms thereof, Subscriber has not been asked by the Company, SPAC or any of their respective Subsidiaries to agree, nor has Subscriber agreed with the Company, SPAC or any of their respective Subsidiaries, to desist from effecting any transactions in or with respect to (including, without limitation, purchasing or selling, long and/or short) any securities of the Company or SPAC, or “derivative” securities based on securities issued by the Company or SPAC or to hold any of the Subscribed Shares for any specified term; (ii) Subscriber, and counterparties in “derivative” transactions to which the Subscriber is a party, directly or indirectly, presently may have a

“short” position in the Common Stock which was established prior to the Subscriber’s knowledge of the transactions contemplated by the Transaction Documents; (iii) Subscriber shall not be deemed to have any affiliation with or control over any arm’s length counterparty in any “derivative” transaction; and (iv) Subscriber may rely on the Company’s obligation to timely deliver shares of Common Stock upon conversion, exercise or exchange, as applicable, of the Subscribed Shares as and when required pursuant to the Transaction Documents for purposes of effecting trading in the Common Stock of the Company. Each of the Company and SPAC further understands and acknowledges that following the public disclosure of the transactions contemplated by the Transaction Documents pursuant to the Press Release (as defined below) Subscriber may engage in hedging and/or trading activities (including, without limitation, the location and/or reservation of borrowable shares of Common Stock) at various times during the period that the Subscribed Shares are outstanding, including, without limitation, during the periods that such hedging and/or trading activities (including, without limitation, the location and/or reservation of borrowable shares of Common Stock), if any, can reduce the value of the existing stockholders’ equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted. The Company acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Subscription Agreement or any other Transaction Document or any of the documents executed in connection herewith or therewith.

(ff) Manipulation of Price. Neither the Company, nor SPAC nor any of their respective Subsidiaries has, and, to the knowledge of the Company or SPAC, no Person acting on their behalf has, directly or indirectly, (i) taken any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company, SPAC or any of their respective Subsidiaries to facilitate the sale or resale of any of the Subscribed Shares, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Subscribed Shares, (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, SPAC or any of their respective Subsidiaries or (iv) paid or agreed to pay any Person for research services with respect to any securities of the Company, SPAC or any of their respective Subsidiaries.

(gg) U.S. Real Property Holding Corporation. Neither the Company, nor SPAC nor any of their respective Subsidiaries is, or has ever been, and so long as any of the Subscribed Shares are held by Subscriber, shall become, a U.S. real property holding corporation within the meaning of Section 897 of the Code, and the Company, SPAC and each Subsidiary shall so certify upon Subscriber’s request.

(hh) [Reserved.]

(ii) Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance, sale and transfer of the Subscribed Shares to be sold to Subscriber hereunder will be, or will have been, fully paid or provided for by the Company or SPAC, and all laws imposing such taxes will be or will have been complied with.

(jj) Bank Holding Company Act; Regulation T, U or X.

(i) Neither the Company nor any of its Subsidiaries is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(ii) The sale of the Subscribed Shares, the use of proceeds thereof and the other transactions contemplated thereby or by the other Transaction Documents, will not violate or be inconsistent with the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System of the United States.

(kk) Illegal or Unauthorized Payments; Political Contributions. Neither the Company, nor SPAC nor any of their respective Subsidiaries nor, to the best of the Company’s and SPAC’s knowledge (after reasonable inquiry of their respective officers and directors), any of the officers, directors, employees, agents or other representatives of the Company, SPAC or any of their respective Subsidiaries or any other business entity or enterprise with which the Company, SPAC or any Subsidiary is or has been affiliated or associated, has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of applicable law, (i) as a kickback or bribe to any Person or (ii) to any political organization, or the holder of or any aspirant to any elective or appointive public office except for personal political contributions not involving the direct or indirect use of funds of the Company, SPAC or any of their respective Subsidiaries.

(ll) Money Laundering. The Company, SPAC and their respective Subsidiaries are in compliance with, and have not previously violated, the USA Patriot Act of 2001 and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, without limitation, the laws, regulations and Executive Orders and sanctions programs administered by the U.S. Office of Foreign Assets Control, including, but not limited, to (i) Executive Order 13224 of September 23, 2001 entitled, “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism” (66 Fed. Reg. 49079 (2001)); and (ii) any regulations contained in 31 CFR, Subtitle B, Chapter V.

(mm) Management. Except as set forth in Schedule 4(mm) hereto, during the past five year period, no current or former officer or director or, to the knowledge of the Company and SPAC, no current ten percent (10%) or greater stockholder of the Company, SPAC or any of their respective Subsidiaries has been the subject of:

(i) a petition under bankruptcy laws or any other insolvency or moratorium law or the appointment by a court of a receiver, fiscal agent or similar officer for such Person, or any partnership in which such person was a general partner at or within two years before the filing of such petition or such appointment, or any corporation or business association of which such person was an executive officer at or within two years before the time of the filing of such petition or such appointment;

(ii) a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations that do not relate to driving while intoxicated or driving under the influence);

(iii) any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining any such person from, or otherwise limiting, the following activities:

(1) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(2) Engaging in any particular type of business practice; or

(3) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of securities laws or commodities laws;

(iv) any order, judgment or decree, not subsequently reversed, suspended or vacated, of any authority barring, suspending or otherwise limiting for more than sixty (60) days the right of any such person to engage in any activity described in the preceding sub paragraph, or to be associated with persons engaged in any such activity;

(v) a finding by a court of competent jurisdiction in a civil action or by the SEC or other authority to have violated any securities law, regulation or decree and the judgment in such civil action or finding by the SEC or any other authority has not been subsequently reversed, suspended or vacated; or

(vi) a finding by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding has not been subsequently reversed, suspended or vacated.

(nn) Stock Option Plans. Each stock option granted by the Company was granted (i) in accordance with the terms of the applicable stock option plan of the Company, and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under the Company’s stock option plan has been backdated. The Company has not knowingly granted, and there is no and has been no policy or practice of the Company to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

(oo) No Disagreements with Accountants. There are no material disagreements of any kind presently existing, or reasonably anticipated by the Company or SPAC to arise, between the Company or SPAC, and their respective accountants formerly or presently employed by the Company or SPAC, and each of the Company and SPAC is current with respect to any fees owed to its accountants which could affect the Company’s or SPAC’s ability to perform any of their respective obligations under any of the Transaction Documents. In addition, on or prior to the date hereof, each of the Company and SPAC had discussions with their respective accountants about its financial statements previously filed with the SEC. Based on those discussions, each of the Company and SPAC has no reason to believe that it will need to restate any such financial statements or any part thereof.

(pp) No Disqualification Events. With respect to securities to be offered and sold hereunder in reliance on Rule 506(b) under the 1933 Act (“Regulation D Securities”), none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering contemplated hereby, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the 1933 Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the 1933 Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to Subscriber a copy of any disclosures provided thereunder.

(qq) Other Covered Persons. Each of the Company and SPAC is not aware of any Person that has been or will be paid (directly or indirectly) remuneration for solicitation of Subscriber or potential purchasers in connection with the sale of any Regulation D Securities.

(rr) No Additional Agreements. Each of the Company and SPAC does not have any agreement or understanding with Subscriber with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

(ss) Public Utility Holding Act. None of the Company, nor SPAC nor any of their respective Subsidiaries is a “holding company,” or an “affiliate” of a “holding company,” as such terms are defined in the Public Utility Holding Act of 2005.

(tt) Federal Power Act. None of the Company, nor SPAC nor any of their respective Subsidiaries is subject to regulation as a “public utility” under the Federal Power Act, as amended.

(uu) [Reserved.]

(vv) Cybersecurity. The Company and its Subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its Subsidiaries as currently conducted, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants that would reasonably be expected to have a Material Adverse Effect on the Company’s business. The Company and its Subsidiaries have implemented and maintained commercially reasonable physical, technical and administrative controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data, including “Personal Data,” used in connection with their businesses. “Personal Data” means (i) a natural person’s name, street address, telephone number, e-mail address, photograph, social security number or tax identification number, driver’s license number, passport number, credit card number, bank information, or customer or account number; (ii) any information which would qualify as “personally identifying information” under the Federal Trade Commission Act, as amended; (iii) “personal data” as defined by the European Union General Data Protection Regulation (“GDPR”) (EU 2016/679); (iv) any information which would qualify as “protected health information” under the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act (collectively, “HIPAA”); and (v) any other piece of information that allows the identification of such natural person, or his or her family, or permits the collection or analysis of any data related to an identified person’s health or sexual orientation. There have been no breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability or the duty to notify any other person or such, nor any incidents under internal review or investigations relating to the same except in each case, where such would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. The Company and its Subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification except in each case, where such would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(ww) Compliance with Data Privacy Laws. The Company and its Subsidiaries are, and at all prior times were, in compliance with all applicable state and federal data privacy and security laws and regulations, including without limitation HIPAA, and the Company and its Subsidiaries have taken commercially reasonable actions to prepare to comply with, and since May 25, 2018, have been and currently are in compliance with, the GDPR (EU 2016/679) (collectively, the “Privacy Laws”) except in each case, where such would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. To ensure compliance with the Privacy Laws, the Company and its Subsidiaries have in place, comply with, and take appropriate steps reasonably designed to ensure compliance in all material respects with their policies and procedures relating to data privacy and security and the collection, storage, use, disclosure, handling, and analysis of Personal Data (the “Policies”). The Company and its Subsidiaries have at all times made all disclosures to users or customers required by applicable laws and regulatory rules or requirements, and none of such disclosures made or contained in any Policy have, to the knowledge of the Company, been inaccurate or in violation of any applicable laws and regulatory rules or requirements in any material respect. The Company further certifies that neither it nor any Subsidiary: (i) has received notice of any actual or potential liability under or relating to, or actual or potential violation of, any of the Privacy Laws, and has no knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) is currently conducting or paying for, in whole or in part, any investigation, remediation, or other corrective action pursuant to any Privacy Law; or (iii) is a party to any order, decree, or agreement that imposes any obligation or liability under any Privacy Law.

(xx) Disclosure. Each of the Company and SPAC confirms that neither it nor any other Person acting on its behalf has provided Subscriber or its agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning the Company, SPAC or any of their respective Subsidiaries, other than the existence of the transactions contemplated by this Subscription Agreement and the other Transaction Documents. Each of the Company and SPAC understands and confirms that Subscriber will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to Subscriber regarding the Company, SPAC and their respective Subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to this Subscription Agreement, furnished by or on behalf of the Company, SPAC or any of their respective Subsidiaries is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. All of the written information furnished after the date hereof by or on behalf of the Company, SPAC or any of their respective Subsidiaries to Subscriber pursuant to or in connection with this Subscription Agreement and the other Transaction Documents, taken as a whole, will be true and correct in all material respects as of the date on which such information is so provided and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each press release issued by the Company, SPAC or any of their respective Subsidiaries during the twelve (12) months preceding the date of this Subscription Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. No event or circumstance has occurred or information exists with respect to the Company, SPAC or any of their respective Subsidiaries or its or their business, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure at or before the date hereof or announcement by the Company or SPAC but which has not been so publicly disclosed. All financial projections and forecasts that have been prepared by or on behalf of the Company, SPAC or any of their respective Subsidiaries and made available to Subscriber have been prepared in good faith based upon reasonable assumptions and represented, at the time each such financial projection or forecast was delivered to Subscriber, the Company’s or SPAC’s best estimate of future financial performance (it being recognized that such financial projections or forecasts are not to be viewed as facts and that the actual results during the period or periods covered by any such financial projections or forecasts may differ from the projected or forecasted results). The Company and SPAC each acknowledges and agrees that no Subscriber makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 5.

Section 5. Subscriber Representations and Warranties. Subscriber represents and warrants to the Company and SPAC that, as of the date hereof and as of the Closing Date:

(a) Organization; Authority. Subscriber is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder.

(b) No Public Sale or Distribution. Subscriber is acquiring the Subscribed Shares for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof in violation of applicable securities laws, except pursuant to sales registered or exempted under the 1933 Act; provided, however, by making the representations herein, Subscriber does not agree, or make any representation or warranty, to hold any of the Subscribed Shares for any minimum or other specific term and reserves the right to dispose of the Subscribed Shares at any time in accordance with or pursuant to a registration statement or an exemption from registration under the 1933 Act. Subscriber does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Subscribed Shares in violation of applicable securities laws. For purposes of this Subscription Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any Governmental Entity (as defined below) or any department or agency thereof.

(c) Accredited Investor Status. Subscriber is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D, satisfying the applicable requirements set forth on Annex A hereto, and has provided the Company with the requested information on Annex A following the signature page hereto.

(d) Reliance on Exemptions. Subscriber understands that the Subscribed Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and Subscriber’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of Subscriber to acquire the Subscribed Shares.

(e) Information. Subscriber and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Subscribed Shares that have been requested by Subscriber. Subscriber and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by Subscriber or its advisors, if any, or its representatives shall modify, amend or affect Subscriber’s right to rely on the Company’s representations and warranties contained herein. Subscriber understands that its investment in the Subscribed Shares involves a high degree of risk. Subscriber has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Subscribed Shares.

(f) No Governmental Review. Subscriber understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Subscribed Shares or the fairness or suitability of the investment in the Subscribed Shares nor have such authorities passed upon or endorsed the merits of the offering of the Subscribed Shares.

(g) Transfer or Resale. Subscriber understands that: (i) the Subscribed Shares have not been registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered, or (B) Subscriber provides the Company with reasonable assurance that such Subscribed Shares can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act (or a successor rule thereto) (collectively, “Rule 144”); and (ii) any sale of the Subscribed Shares made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the Subscribed Shares under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC promulgated thereunder. Notwithstanding the foregoing, the Exchange Securities to be received by Subscriber upon consummation of the Transactions in exchange for the Subscribed Shares shall be registered under the 1933 Act and freely tradeable immediately following consummation of the Transactions, and the Subscribed Shares may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Subscribed Shares and such pledge of Subscribed Shares shall not be deemed to be a transfer, sale or assignment of the Subscribed Shares hereunder, and no Subscriber effecting a pledge of Subscribed Shares shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Subscription Agreement, including, without limitation, this Section 5(g).

(h) Validity; Enforcement. This Subscription Agreement has been duly and validly authorized, executed and delivered on behalf of Subscriber and shall constitute the legal, valid and binding obligations of Subscriber enforceable against Subscriber in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(i) No Conflicts. The execution, delivery and performance by Subscriber of this Subscription Agreement and the consummation by Subscriber of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of Subscriber, or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Subscriber is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to Subscriber, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Subscriber to perform its obligations hereunder.

Section 6. Register; Transfer Agent Instructions; Legend.

(a) Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Subscribed Shares), a stock ledger for the Subscribed Shares in which the Company shall record the name and address of the Person in whose name the Subscribed Shares have been issued (including the name and address of each transferee) and the number of Subscribed Shares held by such Person. The Company shall keep the stock ledger open and available at all times during business hours for inspection of Subscriber or its legal representatives. If Subscriber effects a sale, assignment or transfer of the Subscribed Shares in accordance with Section 5(g), the Company shall permit the transfer and shall promptly record in its stock ledger for the Subscribed Shares, such name and such denominations as specified by Subscriber to effect such sale, transfer or assignment.

(b) Transfer Agent Instructions. Upon the consummation of the Transactions, the SPAC shall issue irrevocable instructions to its transfer agent and any subsequent transfer agent (as applicable, the “Transfer Agent”) in a form acceptable to Subscriber (the “Irrevocable Transfer Agent Instructions”) to issue certificates or credit shares to the applicable balance accounts at The Depository Trust Company (“DTC”), registered in the name of Subscriber or its respective nominee(s), for the Exchange Securities in such amounts as in accordance with the terms of the Business Combination Agreement. The SPAC represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 6(b) will be given by the SPAC to the Transfer Agent with respect to the Exchange Securities, and that the Exchange Securities shall otherwise be freely transferable on the books and records of the SPAC to the extent provided in this Subscription Agreement and the Business Combination Agreement. In the event that a sale, assignment or transfer involves Exchange Securities sold, assigned or transferred pursuant to an effective registration statement or in compliance with Rule 144, and the Transfer Agent has not already issued the Exchange Securities as credit shares to the applicable balance accounts at DTC, the Transfer Agent shall issue such shares to such Subscriber, assignee or transferee (as the case may be) without any restrictive legend in accordance with Section 6(d) below. Each of the Company and SPAC acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to Subscriber. Accordingly, each of the Company and SPAC acknowledges that the remedy at law for a breach of its obligations under this Section 6(b) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 6(b), that Subscriber shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required. The SPAC shall cause its counsel to issue the legal opinion referred to in the Irrevocable Transfer Agent Instructions to the Transfer Agent following the consummation of the Transactions. Any fees (with respect to the Transfer Agent, counsel to the Company or SPAC or otherwise) associated with the issuance of such opinion or the removal of any legends on any of the Subscribed Shares or the Exchange Securities shall be borne by the Company and SPAC, jointly.

(c) Legends. Subscriber understands that the Subscribed Shares have been issued pursuant to an exemption from registration or qualification under the 1933 Act and applicable state securities laws, and except as set forth below, the Subscribed Shares shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

(d) Removal of Legends. Upon the closing of the Transactions, in accordance with the terms of the Business Combination Agreement, the Exchange Securities shall be issued without any legends. The SPAC shall no later than two (2) trading days following the closing of the Transactions, either: (A) provided that the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program (“FAST”), credit the aggregate number of shares of SPAC Common Stock to which Subscriber shall be entitled as Exchange Securities to Subscriber’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system or (B) if the Transfer Agent is not participating in FAST, issue and deliver (via reputable overnight courier) to Subscriber, a certificate representing such shares of SPAC Common Stock that is free from all restrictive and other legends, registered in the name of Subscriber or its designee (the date by which such credit is so required to be made to the balance account of Subscriber or Subscriber’s designee with DTC or such certificate is required to be delivered to Subscriber pursuant to the foregoing is referred to herein as the “Required Delivery Date”, and the date such shares of SPAC Common Stock are actually delivered without restrictive legend to Subscriber or Subscriber’s designee with DTC, as applicable, the “Share Delivery Date”). The SPAC shall be responsible for any Transfer Agent fees or DTC fees with respect to any issuance of Exchange Securities or the removal of any legends with respect to any Exchange Securities in accordance herewith.

(e) FAST Compliance. While any Subscribed Shares remain outstanding, SPAC shall maintain a transfer agent that participates in FAST.

Section 7. Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earliest to occur of (a) such date and time as the Business Combination Agreement is terminated in accordance with its terms and (b) the mutual written agreement of the parties hereto to terminate this Subscription Agreement; provided, that if any of the conditions to the obligations of Subscriber and the Company to consummate, or cause to be consummated, the transactions contemplated by this Subscription Agreement (including the Closing) set forth in Sections 3(d), (e) or (f) are not satisfied on the Closing Date, this Subscription Agreement shall be terminable by any of the Company or Subscriber upon written notice of termination delivered in accordance with Section 9(a); provided further, that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. The Company shall notify Subscriber of the termination of the Business Combination Agreement promptly after the termination thereof. Upon the termination hereof in accordance with this Section 7, any monies paid by Subscriber to the Company in connection herewith shall promptly (and in any event within one Business Day) be returned in full to Subscriber by wire transfer of U.S. dollars in immediately available funds to the account specified by Subscriber, without any deduction for or on account of any tax withholding, charges or set-off, whether or not the Transactions shall have been consummated.

Section 8. Trust Account Waiver. Subscriber hereby acknowledges that, as described in SPAC’s prospectus relating to its initial public offering (the “IPO”) dated September 23, 2021 available at www.sec.gov, SPAC has established a trust account (the “Trust Account”) containing the proceeds of the IPO and from certain private placements occurring simultaneously with the IPO (including interest accrued from time to time thereon) for the benefit of SPAC, its public shareholders and certain other parties (including the underwriters of the IPO), and that, except as otherwise described in such prospectus, SPAC may disburse monies from the Trust Account only to (x) its public shareholders in the event they elect to have their shares of SPAC Common Stock redeemed for cash in connection with the consummation of SPAC’s initial business combination, an amendment to its certificate of incorporation, as amended and rested and as in effect on the date hereof (the “SPAC Charter”) to extend the deadline by which SPAC must consummate its initial business combination, or SPAC’s failure to consummate an initial business combination by such deadline, (y) pay certain taxes from time to time, or (z) SPAC after or concurrently with the consummation of its initial business combination. For and in consideration of SPAC entering into this Subscription Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Subscriber, on behalf of itself and its affiliates, hereby (a) agrees that it does not now and shall not at any time hereafter have any right, title, interest or claim of any kind in or to any assets held in the Trust Account, and shall not make any claim against the Trust Account, arising out or as a result of, in connection with or relating in any way to this Subscription Agreement, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to hereafter as the “Released Claims”), (b) irrevocably waives any Released Claims that it may have against the Trust Account now or in the future as a result of, or arising out of, this Subscription Agreement, and (c) will not seek recourse against the Trust Account as a result of, in connection with or relating in any way to this Subscription Agreement. Subscriber acknowledges and agrees that such irrevocable waiver is a material inducement to SPAC to enter into this Subscription

Agreement, and further intends and understands such waiver to be valid, binding, and enforceable against Subscriber in accordance with applicable law. To the extent Subscriber commences any action or proceeding based upon, in connection with, relating to or arising out of any matter relating to SPAC or its Representatives, which proceeding seeks, in whole or in part, monetary relief against SPAC or its Representatives, Subscriber hereby acknowledges and agrees that its sole remedy shall be against funds held outside of the Trust Account and that such claim shall not permit Subscriber (or any person claiming on Subscriber’s behalf or in lieu of Subscriber) to have any claim against the Trust Account (including any distributions therefrom) or any amounts contained therein. Nothing in this Section 8 shall be deemed to limit Subscriber’s right to distributions from the Trust Account in accordance with the SPAC Charter, in respect of any redemptions by Subscriber in respect of shares of SPAC Common Stock. Notwithstanding anything in this Subscription Agreement to the contrary, the provisions of this Section 8 shall survive termination of this Subscription Agreement.

Section 9. Miscellaneous.

(a) All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (i) when delivered personally to the recipient, (ii) when sent by electronic mail, with no mail undeliverable or other rejection notice, on the date of transmission to such recipient, if sent on a Business Day prior to 5:00 p.m. New York City time, or on the Business Day following the date of transmission, if sent on a day that is not a Business Day or after 5:00 p.m. New York City time on a Business Day, (iii) one Business Day after being sent to the recipient via overnight mail by reputable overnight courier service (charges prepaid), or (iv) four Business Days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and, in each case, addressed to the intended recipient at its address specified on the signature page hereof or to such electronic mail address or address as subsequently modified by written notice given in accordance with this Section 9(a). A courtesy electronic copy of any notice sent by methods (i), (iii), or (iv) above shall also be sent to the recipient via electronic mail if an electronic mail address is provided in the applicable signature page hereof or to an electronic mail address as subsequently modified by written notice given in accordance with this Section 9(a).

(b) Subscriber acknowledges that the Company, SPAC and others, including after the Closing, the Combined Company, will rely on the acknowledgments, understandings, agreements, representations and warranties of Subscriber contained in this Subscription Agreement; provided, however, that the foregoing clause of this Section 9(b) shall not give the Company or SPAC any rights other than those expressly set forth herein. Prior to the Closing, Subscriber agrees to promptly notify the Company if it becomes aware that any of the acknowledgments, understandings, agreements, representations and warranties of Subscriber set forth herein are no longer accurate in all material respects. The Company and SPAC each acknowledges that Subscriber and the Company, SPAC and their respective Subsidiaries will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the Closing, (i) the Company agrees to promptly notify Subscriber and SPAC if it becomes aware that any of the acknowledgments, understandings, agreements, representations and warranties of the Company set forth herein are no longer accurate in all material respects, and (ii) the SPAC agrees to promptly notify Subscriber and the Company if it becomes aware that any of the acknowledgments, understandings, agreements, representations and warranties of SPAC set forth herein are no longer accurate in all material respects.

(c) Each of the Company, SPAC and Subscriber is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

(d) [Each party hereto shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated herein].

(e) Neither this Subscription Agreement nor any rights that may accrue to Subscriber hereunder (other than the Subscribed Shares acquired hereunder) may be transferred or assigned by Subscriber. Neither this Subscription Agreement nor any rights that may accrue to the Company or SPAC hereunder may be transferred or assigned by the Company or SPAC without the prior written consent of Subscriber, other than in connection with the Transactions. Notwithstanding the foregoing, Subscriber may assign all or a portion of its rights and obligations under this Subscription Agreement to one or more of its affiliates (including other investment funds or accounts managed or advised by the investment manager who acts on behalf of Subscriber) upon written notice to the Company and SPAC or, with the Company’s and SPAC’s prior written consent, to another person; provided, that in the case of any such assignment, the assignee(s) shall become a Subscriber hereunder and have the rights and obligations and be deemed to make the representations and warranties of Subscriber provided for herein to the extent of such assignment and provided further that no such assignment shall relieve the assigning Subscriber of its obligations hereunder if any such assignee fails to perform such obligations, unless the Company and SPAC have given their prior written consent to such relief.

(f) All the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Closing.

(g) The Company may request from Subscriber such additional information as the Company may reasonably deem necessary to evaluate the eligibility of Subscriber to acquire the Subscribed Shares, and Subscriber shall promptly provide such information as may be reasonably requested, to the extent readily available and to the extent consistent with its internal policies and procedures; provided, that the Company agrees to keep any such information provided by Subscriber confidential, except (A) as required by the federal securities laws, rules or regulations and (B) to the extent such disclosure is required by other laws, rules or regulations, at the request of the staff of the Commission or regulatory agency or under the regulations of the Stock Exchange. Subscriber acknowledges that the Company may file a form of this Subscription Agreement with the Commission as an exhibit to a current or periodic report of the Company, a proxy statement of the Company or a registration statement of the Company.

(h) This Subscription Agreement may not be amended, modified or waived except by an instrument in writing, signed by each of the parties hereto.

(i) This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof.

(j) Except as otherwise provided herein, this Subscription Agreement is intended for the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person. Except as set forth in Section 6, Section 8, Section 9(b), Section 9(c), Section 9(e), Section 9(h) and this Section 9(j) with respect to the persons specifically referenced therein, this Subscription Agreement shall not confer any rights or remedies upon any person other than the parties hereto, and their respective successors and assigns.

(k) The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached and that money or other legal remedies would not be an adequate remedy for such damage. It is accordingly agreed that the parties shall be entitled to equitable relief, including in the form of an injunction or injunctions to prevent breaches or threatened breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise. The parties hereto acknowledge and agree that the Company shall be entitled to specifically enforce Subscriber’s obligations to fund the Subscription and the provisions of the Subscription Agreement, in each case, on the terms and subject to the conditions set forth herein. The parties hereto further acknowledge and agree: (x) to waive any requirement for the security or posting of any bond in connection with any such equitable remedy; (y) not to assert that a remedy of specific enforcement pursuant to this Section 9(k) is unenforceable, invalid, contrary to applicable law or inequitable for any reason; and (z) to waive any defenses in any action for specific performance, including the defense that a remedy at law would be adequate.

(l) If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

(m) No failure or delay by a party hereto in exercising any right, power or remedy under this Subscription Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Subscription Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Subscription Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

(n) This Subscription Agreement may be executed and delivered in one or more counterparts (including by electronic mail, in .pdf or other electronic submission) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

(o) This Subscription Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the principles of conflicts of laws that would otherwise require the application of the law of any other state.

(p) EACH PARTY HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OR RELATED TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY OR ANY AFFILIATE OF ANY OTHER SUCH PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. THE PARTIES AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS SUBSCRIPTION AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS SUBSCRIPTION AGREEMENT.

(q) The parties agree that all disputes, legal actions, suits and proceedings arising out of or relating to this Subscription Agreement must be brought exclusively in the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any federal court within the State of Delaware or, in the event each federal court within the State of Delaware declines to accept jurisdiction over a particular matter, any state court within the State of Delaware) (collectively the “Designated Courts”). Each party hereby consents and submits to the exclusive jurisdiction of the Designated Courts. No legal action, suit or proceeding with respect to this Subscription Agreement may be brought in any other forum. Notwithstanding the foregoing, a final judgement in any such action may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each party hereby irrevocably waives all claims of immunity from jurisdiction, and any objection which such party may now or hereafter have to the laying of venue of any suit, action or proceeding in any Designated Court, including any right to object on the basis that any dispute, action, suit or proceeding brought in the Designated Courts has been brought in an improper or inconvenient forum or venue. Each of the parties also agrees that delivery of any process, summons, notice or document to a party hereof in compliance with Section 9(a) of this Subscription Agreement shall be effective service of process for any action, suit or proceeding in a Designated Court with respect to any matters to which the parties have submitted to jurisdiction as set forth above.

(r) This Subscription Agreement may only be enforced against, and any claim, action, suit or other legal proceeding based upon, arising out of, or related to this Subscription Agreement, or the negotiation, execution or performance of this Subscription Agreement, may only be brought against the entities that are expressly named as parties hereto.

(s) The Company shall, by 9:00 a.m., New York City time, on the first Business Day immediately following the date of this Subscription Agreement, file with the Commission a Current Report on Form 8-K (the “Disclosure Document”) disclosing all material terms of this Subscription Agreement and the transactions contemplated hereby, the Transactions and any other material, nonpublic information that the Company or SPAC has provided to Subscriber at any time prior to the filing of the Disclosure Document and including as exhibits to the Disclosure Document, the form of this Subscription Agreement (without redaction). Upon the issuance of the Disclosure Document, to the Company’s knowledge, Subscriber shall not be in possession of any material, non-public information received from the Company or SPAC or any of its affiliates, officers, directors, or employees or agents, unless otherwise agreed by Subscriber. Notwithstanding anything in this Subscription Agreement to the contrary, each of the Company and SPAC (i) shall not publicly disclose the name of Subscriber or any of its affiliates or advisers, or include the name of Subscriber or any of its affiliates or advisers in any press release, without the prior written consent of Subscriber and (ii) shall not publicly disclose the name of Subscriber or any of its affiliates or advisers, or include the name of Subscriber or any of its affiliates or advisers in any filing with the Commission or any regulatory agency or trading market, without the prior written consent of Subscriber, except (A) as required by the federal securities laws, rules or regulations and (B) to the extent such disclosure is required by other laws, rules or regulations, at the request of the staff of the Commission or regulatory agency or under the regulations of the Stock Exchange, in which case of clause (A) or (B), the Company and SPAC, as applicable, shall provide Subscriber with prior written notice (including by e-mail) of such permitted disclosure, and shall reasonably consult with Subscriber regarding such disclosure. Subscriber will promptly provide any information reasonably requested by the Company and SPAC for any regulatory application or filing made or approval sought in connection with the Transactions (including filings with the Commission).

(t) If any change in the Common Stock shall occur between the date of this Subscription Agreement and the Closing by reason of any reclassification, recapitalization, stock split, reverse stock split, combination, exchange, or readjustment of shares, or any share dividend, the number of Subscribed Shares issued to Subscriber hereunder shall be appropriately adjusted to reflect such change.

(u) The headings herein are for convenience only, do not constitute a part of this Subscription Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Subscription Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rules of strict construction will be applied against any party. Unless the context otherwise requires, (i) all references to Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits contained in or attached to this Subscription Agreement, (ii) each accounting term not otherwise defined in this Subscription Agreement has the meaning assigned to it in accordance with GAAP, (iii) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, (iv) the use of the word “including” in this Subscription Agreement shall be by way of example rather than limitation, and (v) the word “or” shall not be exclusive.

[Signature pages follow.]

IN WITNESS WHEREOF, the Company has accepted this Subscription Agreement as of the date first set forth above.

QT IMAGING, INC.

By:	/s/ Dr. John Klock
Name: Dr. John C. Klock
Title: Chief Executive Officer

Address for Notices:

c/o QT Imaging, Inc. 3 Hamilton Landing, Suite 160
Novato, CA 94949
Attn: Dr. John C. Klock, Chief Executive Officer
Telephone No.: ***
Email: ***

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the SPAC has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

GIGCAPITAL5, INC.

By:	/s/ Dr. Raluca Dinu
Name: Dr. Raluca Dinu
Title: Chief Executive Officer

Address for Notices:

c/o GigCapital5, Inc. 1731 Embarcadero Rd., Suite 200
Palo Alto, CA 94303
Attn: Dr. Raluca Dinu, Chief Executive Officer
Email: ***

with a copy (not to constitute notice) to:

DLA Piper LLP (US) 555 Mission Street, Suite 2400
San Francisco, CA 94105
Attn: Jeffrey C. Selman, John F. Maselli, Elena Nrtina
Email: ***

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

Name of Subscriber:

By:	***
Name:	***
Title:	***

Name in which Subscribed Shares are to be registered (if different): ***	Date:

Subscriber	Entity Type	Address/ Domicile	EIN
***	***	***	***

***

Attention:

Telephone No.:	***
Email for notices:	***

Number of shares of Common Stock subscribed for: As described in footnote[1] ***

[1]	The number of Subscribed Shares is equal to (x) 240,000 divided by (y) the Exchange Ratio.